Payables and accruals	12 Months Ended
Dec. 31, 2024
Payables and accruals
Payables and accruals

12. Payables and accruals

	December 31,	December 31,
	2024	2023
Trade payables	253,290	984,384
Social security and other taxes	22,649	164,609
Accrued expenses	518,848	1,235,357
Total payables and accruals	794,787	2,384,350

All payables mature within 3 months. Accrued expenses and trade payables primarily relate to R&D services from contract research organizations, consultants and professional fees. The total amount of payables and accruals decreased by CHF 1.6 million as of December 31, 2024 compared to December 31, 2023 mainly due to the sale of a part of our business on April 2, 2024 (note 23). The carrying amounts of payables do not materially differ from their fair values, due to their short-term nature.